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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 8, 1996
                                 Date of Report
                       (Date of earliest event reported)

                                  SCHAWK, INC.
                           (Exact name of Registrant
                          as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                     1-9335
                          (Commission File Number(s))

                                   36-2545354
                      (I.R.S. Employer Identification No.)

                                1695 RIVER ROAD
                             DES PLAINES, ILLINOIS
                    (Address of principal executive office)

                                     60018
                                   (Zip Code)

                                  847/827-9494
              (Registrant's telephone number, including area code)






                                  Page 1 of 5
                        Exhibit Index appears on page 4.

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ITEM 5. OTHER EVENTS
        ------------

     The Registrant has announced that it has completed the acquisition of StanMont, Inc. of Montreal, Quebec Canada, a privately held company with 1995 revenues of $20 million. The Registrant acquired 100% of the stock of StanMont, Inc.

     This acquisition has been deemed not to be "significant" as defined by Instruction 4 to Item 2 of the Form 8-K. Further details of this development are contained in the press release of the Registrant dated October 8, 1996 and attached hereto as Exhibit A.

































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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



SCHAWK, INC.
------------
(Registrant)




/s/ David A. Schawk
---------------------------------------
President, Chief Executive Officer and Director




/s/ Marie Meisenbach Graul
----------------------------
Chief Financial Officer, Treasurer, Public Information Officer and Director






















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                                 EXHIBIT INDEX

EXHIBIT A.        Registrant's Press Release Dated October 8, 1996 Page 5









































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